UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2006

MICROTEK MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_________________________

Georgia	0-24866	58-1746149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 Deerfield Parkway, Suite 300, Alpharetta, Georgia 30004
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (678) 896-4400

__________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2006, Microtek Medical Holdings, Inc. (the “Company”) issued a press release announcing the amendment and restatement of the Company’s existing Shareholder Protection Rights Agreement (the “Existing Rights Agreement”) effective on December 20, 2006.  A copy of the press release is attached hereto as Exhibit 99.1.

The First Amended and Restated Shareholder Protection Rights Agreement dated as of December 20, 2006 (the “Restated Rights Agreement”), between the Company and Computershare Investor Services, LLC, as Rights Agent (the “Rights Agent”), is attached hereto as exhibit 4.1.  For a description of the material changes to the terms of the Existing Rights Agreement and the Rights issued pursuant thereto, please refer to Item 3.03 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

On December 20, 2006, the Company entered into the Restated Rights Agreement which operates to amend the existing Rights Agreement. The amendment affects the Rights issued under the existing Rights Agreement and more particularly described in the Company’s Registration Statement on Form 8-A filed by Microtek Medical Holdings, Inc., f/k/a Isolyser Company, Inc., with the Securities and Exchange Commission on December 20, 1996 and subsequently amended on October 14, 1997. A brief description of the general effects of such modification upon the Rights is set forth as follows:

•	an extension of the termination date of the Rights to December 31, 2016. Prior to the amendment, the Rights were scheduled to expire on December 31, 2006;

•	modifying the exercise price of the Rights to $32.00 per Right, subject to adjustment;

•
modifying the “Continuing Director” provisions of the Existing Rights Agreement to more closely follow the provisions of Section 624(d) of the Georgia Business Corporation Code. The Restated Rights Agreement generally continues in effect those provisions of the existing Rights Agreement which generally prohibit non-incumbent directors from voting on any proposal with respect to the redemption of the Rights or amendments of the Restated Rights Agreement for up to 365 days following the election of non-incumbent directors; and

•	certain other technical changes.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
N/A

(b) Pro forma financial information.
N/A

(c) Shell company transactions.
N/A

(d) Exhibits.

Exhibit Number	Description

4.1	First Amended and Restated Rights Agreement dated as of December 20, 2006 between Microtek Medical Holdings, Inc. and Computershare Investor Services, LLC, as Rights Agent
99.1	Microtek Medical Holdings, Inc. Press Release dated December 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTEK MEDICAL HOLDINGS, INC.

Date: December 20, 2006	By: /s/ Dan R. Lee
Dan R. Lee, Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	First Amended and Restated Rights Agreement dated as of December 20, 2006 between Microtek Medical Holdings, Inc. and Computershare Investor Services, LLC, as Rights Agent
99.1	Microtek Medical Holdings, Inc. Press Release dated December 21, 2006